================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 3, 2004


                             INFOWAVE SOFTWARE, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                     CANADA
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



                000-29944                             98-0183915
        ------------------------        ---------------------------------
        (Commission File Number)        (IRS Employer Identification No.)


                        Suite 200 - 4664 Lougheed Highway
                           Burnaby, British Columbia,
                                 Canada V5C 5T5
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (604) 473-3600


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 9. Regulation FD Disclosure

Exhibit
Number          Description
------          -----------

99.1 Notice of Special General Meeting to be held on March 30, 2004 and Management Information Circular.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFOWAVE SOFTWARE, INC.



Date: March __, 2004                    By: /s/ George Reznik
                                            ------------------------------------
                                            George Reznik, Chief Financial
                                            Officer